Exhibit 10.3

VOTING, SUPPORT AND LOCK-UP AGREEMENT AND DEED No. 1, dated as of April 12, 2021 (this “Agreement”), among Altimeter Growth Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), J1 Holdings Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Grab Holdings Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”) and the persons listed on Schedule A hereto (each, a “Shareholder” and collectively, the “Shareholders”).

WHEREAS, the Company, SPAC, J2 Holdings Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Merger Sub 1”), J3 Holdings Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Merger Sub 2”), and PubCo are concurrently herewith entering into a Business Combination Agreement (as the same may be amended, restated or supplemented, the “Business Combination Agreement”; capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement) providing for the merger of SPAC with and into Merger Sub 1, and the merger of Merger Sub 2 with and into the Company;

WHEREAS, each Shareholder is, as of the date of this Agreement, the sole legal owner of the number of Ordinary Shares and Preferred Shares of the Company set forth opposite such Shareholder’s name on Schedule A hereto (such Ordinary Shares and Preferred Shares, together with any other Company Shares acquired by such Shareholder after the date of this Agreement and during the term of this Agreement, including upon exercise of options or settlement of RSUs, being collectively referred to herein as the “Subject Shares”); and

WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, SPAC, the Company and PubCo have requested that the Shareholders enter into this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.  Representations and Warranties of the Shareholders.  Each Shareholder severally and not jointly hereby represents and warrants to SPAC, the Company and PubCo as follows:

(a)  Organization, Good Standing and Qualification. If such Shareholder is not a natural person, such Shareholder has been duly organized and is validly existing and in good standing under the Laws of its jurisdiction of incorporation and has requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted and contemplated to be conducted. If such Shareholder is a natural person, such Shareholder has full legal capacity, right and authority to execute this Agreement and perform his/her obligations hereunder, and to consummate the transactions contemplated hereby. Such Shareholder is duly licensed or qualified and in good standing (to the extent such concept is applicable in such Shareholder’s jurisdiction of formation) as a foreign or extra-provincial corporation (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing (to the extent such concept is applicable in such Shareholder’s jurisdiction of formation), as applicable, except where the failure to be so licensed or qualified or in good standing would not have a material adverse effect on the ability of such Shareholder to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

(b)  Authority.  If such Shareholder is not a natural person, such Shareholder has all requisite corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereunder; and all corporate actions on the part of such Shareholder necessary for the authorization, execution and delivery of this Agreement and the performance of all its obligations hereunder (including any board approval) have been taken. If such Shareholder is a natural person, such Shareholder has full legal capacity, right and authority to execute this Agreement and perform his/her obligations hereunder, and to consummate the transactions contemplated hereby.  This Agreement is, or when executed by the other parties hereto, will be, valid and legally binding obligations of such Shareholder, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. If such Shareholder is a natural person who is married and resides in a community property jurisdiction, then such Shareholder’s spouse has executed and delivered to SPAC a spousal consent in the form of Annex I hereto concurrent with the execution and delivery hereof.

(c)  Consents; No Conflicts. Other than any filings to be made under applicable federal or state securities laws, all filings, notifications, notices, submissions, applications, or consents from or with any Governmental Authority or any other Person required in connection with the valid execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, in each case on the part of such Shareholder, have been duly obtained or completed (as applicable) and are in full force and effect.  The execution, delivery and performance of this Agreement by such Shareholder does not, and the consummation by such Shareholder of the transactions contemplated hereby will not result in any violation of, be in conflict with, or constitute a default under, require any consent under, or give any Person rights of termination, amendment, acceleration (including acceleration of any obligation of such Shareholder) or cancellation under, (x) (i) any Governmental Order, (ii) any provision of the Organizational Documents of such Shareholder (if such Shareholder is not a natural person), (iii) subject to any filings to be made under applicable federal or state securities laws, any applicable Law, (iv) any Contract to which such Shareholder is a party or by which its assets are bound, or (y) result in the creation of any lien or encumbrance upon any of the properties or assets of such Shareholder other than liens or encumbrances pursuant to the Company Charter, the Shareholders’ Agreement, this Agreement, any other Transaction Document or applicable federal or state securities laws, except in the case of sub-clauses (i), (iii), and (iv) of clause (x), as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of any such Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

(d)  The Subject Shares.  Except as previously disclosed to SPAC, the Company and PubCo, such Shareholder is the sole legal owner of the Company Shares set forth opposite such Shareholder’s name on Schedule A hereto, and all such Subject Shares are owned by such Shareholder free and clear of all liens or encumbrances, other than liens or encumbrances pursuant to the Company Charter, the Shareholders’ Agreement, this Agreement or applicable federal or state securities laws.  Such Shareholder does not legally own any shares of the Company other than the Subject Shares. Subject to any voting proxies granted by such Shareholder to Anthony Tan Ping Yeow (“Tan”) which are in existence as of the date hereof (such proxies may be referred herein individually as the “Tan Proxy” or collectively as the “Tan Proxies”), such Shareholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement, the Tan Proxies and the voting and other arrangements under the Shareholders Agreement (as of the date hereof and as hereafter amended with the approval of SPAC), the Company Charter (as of the date hereof and as it may be amended with respect to the matters described in Section 6.1 of the Company Disclosure Letter) or any other amendment approved by SPAC.

(e)  Business Combination Agreement.  Such Shareholder understands and acknowledges that SPAC, the Company and PubCo are entering into the Business Combination Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement. Such Shareholder has received a copy of the Business Combination Agreement and is familiar with the provisions of the Business Combination Agreement

(f)  Adequate Information.  Such Shareholder is a sophisticated shareholder and has adequate information concerning the business and financial condition of SPAC, PubCo and the Company to make an informed decision regarding this Agreement and the transactions contemplated by the Business Combination Agreement and has independently and without reliance upon SPAC, PubCo or the Company and based on such information as such Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Shareholder acknowledges that SPAC, PubCo and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Shareholder acknowledges that the agreements contained herein with respect to the Subject Shares held by such Shareholder are irrevocable.

(g)  Restricted Securities. Such Shareholder understands that the Shareholder Merger Consideration that such Shareholder may receive in connection with its Subject Shares and the Acquisition Merger, including upon exercise of options or settlement of RSUs, may be “restricted securities” under applicable U.S. federal and state securities laws (and if, such Shareholder is an affiliate of PubCo, “control securities “ as such term is used under Rule 144 promulgated under the Securities Act) and that, pursuant to these laws, such Shareholder must hold such Shareholder Merger Consideration indefinitely unless (i) they are registered with the SEC and qualified by state authorities, or (ii) an exemption from such registration and qualification requirements is available, and that any certificates or book entries representing the PubCo Ordinary Shares shall contain a legend to such effect.

Section 2.  Representations and Warranties of SPAC.  SPAC hereby represents and warrants to PubCo, the Company and each Shareholder as follows:

(a)    Organization, Good Standing and Qualification. SPAC is a company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands and has requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted and contemplated to be conducted. SPAC is duly licensed or qualified and in good standing as a foreign or extra-provincial corporation in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not have a material adverse effect on the ability of SPAC to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

(b)  Authority.  SPAC has all requisite corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereunder. All corporate actions on the part of SPAC necessary for the authorization, execution and delivery of this Agreement and the performance of all its obligations hereunder (including any board approval) have been taken.  This Agreement is, or when executed by the other parties thereto, will be, valid and legally binding obligations of SPAC, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)  Consents; No Conflicts. All filings, notifications, notices, submissions, applications, or consents from or with any Governmental Authority or any other Person required in connection with the valid execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, in each case on the part of SPAC, have been duly obtained or completed (as applicable) and are in full force and effect.  The execution, delivery and performance of this Agreement by SPAC does not, and the consummation by SPAC of the transactions contemplated hereby will not result in any violation of, be in conflict with, or constitute a default under, require any consent under, or give any Person rights of termination, amendment, acceleration (including acceleration of any obligation of SPAC) or cancellation under, (x) (i) any Governmental Order, (ii) any provision of the Organizational Documents of SPAC, (iii) any applicable Law, (iv) any Contract to which SPAC is a party or by which its assets are bound, or (y) result in the creation of any Security Interest upon any of the properties or assets of SPAC other than any restrictions created by or arising under federal or state securities laws, this Agreement or any other Transaction Document, or the SPAC Charter, except in the case of sub-clauses (i), (iii), and (iv) of clause (x), as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Section 3.  Representations and Warranties of the Company.  The Company hereby represents and warrants to SPAC, PubCo and each Shareholder as follows:

(a)  Organization, Good Standing and Qualification. The Company is a company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands and has requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted and contemplated to be conducted. The Company is duly licensed or qualified and in good standing as a foreign or extra-provincial corporation in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not have a material adverse effect on the ability of the Company to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

(b)  Authority.  The Company has all requisite corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereunder. All corporate actions on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the performance of all its obligations hereunder (including any board approval) have been taken.  This Agreement is, or when executed by the other parties thereto, will be, valid and legally binding obligations of the Company, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)  Consents; No Conflicts. All filings, notifications, notices, submissions, applications, or consents from or with any Governmental Authority or any other Person required in connection with the valid execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, in each case on the part of the Company, have been duly obtained or completed (as applicable) and are in full force and effect.  The execution, delivery and performance of this Agreement by the Company does not, and the consummation by the Company of the transactions contemplated hereby will not result in any violation of, be in conflict with, or constitute a default under, require any consent under, or give any Person rights of termination, amendment, acceleration (including acceleration of any obligation of the Company) or cancellation under, (x) (i) any Governmental Order, (ii) any provision of the Organizational Documents of the Company, (iii) any applicable Law, (iv) any Contract to which the Company is a party or by which its assets are bound, or (y) result in the creation of any Security Interest upon any of the properties or assets of the Company other than Permitted Encumbrances, except in the case of sub-clauses (i), (iii), and (iv) of clause (x), as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

(d) Lock-up Obligations of Shareholders.  The Company has not entered into any agreement or otherwise agreed with the Shareholders or the shareholders of the Company that entered on the date hereof into the Shareholder Support Agreement No. 2 (collectively the “Lock-up Shareholders”) with respect to any lock-up restriction related to the PubCo Ordinary Shares other than those contained in this Agreement and the Shareholder Support Agreement No. 2.

Section 4.  Representations and Warranties of PubCo.  PubCo hereby represents and warrants to SPAC, the Company and each Shareholder as follows:

(a)  Organization, Good Standing and Qualification. PubCo is a company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands and has requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted and contemplated to be conducted. PubCo is duly licensed or qualified and in good standing as a foreign or extra-provincial corporation in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not have a material adverse effect on the ability of PubCo to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

(b)  Authority.  PubCo has all requisite corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereunder. All corporate actions on the part of PubCo necessary for the authorization, execution and delivery of this Agreement and the performance of all its obligations hereunder (including any board approval) have been taken.  This Agreement is, or when executed by the other parties thereto, will be, valid and legally binding obligations of PubCo, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)  Consents; No Conflicts. All filings, notifications, notices, submissions, applications, or consents from or with any Governmental Authority or any other Person required in connection with the valid execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, in each case on the part of PubCo, have been duly obtained or completed (as applicable) and are in full force and effect.  The execution, delivery and performance of this Agreement by PubCo does not, and the consummation by PubCo of the transactions contemplated hereby will not result in any violation of, be in conflict with, or constitute a default under, require any consent under, or give any Person rights of termination, amendment, acceleration (including acceleration of any obligation of PubCo) or cancellation under, (x) (i) any Governmental Order, (ii) any provision of the Organizational Documents of PubCo, (iii) any applicable Law, (iv) any Contract to which PubCo is a party or by which its assets are bound, or (y) result in the creation of any Security Interest upon any of the properties or assets of PubCo other than any restrictions created by or arising under federal or state securities laws, this Agreement or any other Transaction Document, except in the case of sub-clauses (i), (iii), and (iv) of clause (x), as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

(d) Lock-up Obligations of Shareholders.  PubCo has not entered into any agreement or otherwise agreed with the Lock-up Shareholders with respect to any lock-up restriction related to the PubCo Ordinary Shares other than those contained in this Agreement and the Shareholder Support Agreement No. 2.

Section 5.  Agreement to Vote; Certain Other Covenants of the Shareholders.  Each Shareholder covenants and agrees during the term of this Agreement as follows:

(a)  Agreement to Vote.

i) In Favor of Acquisition Merger.  At any meeting of the shareholders of the Company called to seek the Company Shareholders’ Approval, or at any adjournment thereof, or in connection with any written consent of the shareholders of the Company or in any other circumstances upon which a vote, consent or other approval with respect to the Business Combination Agreement, any other Transaction Document, the Acquisition Merger, or any other Transaction is sought, such Shareholder shall (i), if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by class vote and/or written consent, if applicable) the Subject Shares in favor of granting the Company Shareholders’ Approval or, if there are insufficient votes in favor of granting the Company Shareholders’ Approval, in favor of the adjournment such meeting of the shareholders of the Company to a later date.

(2)  Against Other Transactions.  At any meeting of shareholders of the Company or at any adjournment thereof, or in connection with any written consent of the shareholders of the Company or in any other circumstances upon which such Shareholder’s vote, consent or other approval is sought, such Shareholder shall vote (or cause to be voted) the Subject Shares (including by withholding class vote and/or written consent, if applicable) against (i) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Acquisition Merger), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any public offering of any Equity Securities of the Company, any of its Material Subsidiaries, or, in case of a public offering only, a newly-formed holding company of the Company or such Material Subsidiaries, other than in connection with the Transactions or as set forth in Section 6.1 of the Company Disclosure Letter, (ii) any Company Acquisition Proposal, and (iii) other than any amendment to the Company Charter permitted under Section 6.1 of the Business Combination Agreement, any amendment of the Company Charter or the Shareholders’ Agreement or other proposal or transaction involving the Company or any of its Subsidiaries, which, in each of cases (i) and (iii) of this sentence, would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Document, the Acquisition Merger, or any other Transaction or change in any manner the voting rights of any class of Company’s share capital.

(3)  Revoke Other Proxies.  Such Shareholder represents and warrants that any proxies heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies have been or are hereby revoked, other than, in each case, the Tan Proxies and the voting and other arrangements under the Shareholders Agreement (as of the date hereof and as hereafter amended with the approval of SPAC), the Company Charter (as of the date hereof and as it may be amended with respect to the matters described in Section 6.1 of the Company Disclosure Letter) or any other amendment approved by SPAC.

(4)  Irrevocable Proxy.  Such Shareholder hereby unconditionally and irrevocably grants to, and appoints, SPAC and any individual designated in writing by SPAC, and each of them individually, as such Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote the Subject Shares, or grant a written consent or approval in respect of the Subject Shares in a manner consistent with this Section 5(a).  Such Shareholder understands and acknowledges that SPAC is entering into the Business Combination Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement.  Such Shareholder hereby affirms that the irrevocable proxy set forth in this Section 5(a)(4) is given in connection with the execution of the Business Combination Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement.  Such Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked.  Such Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.  SUCH IRREVOCABLE PROXY IS EXECUTED AND INTENDED TO BE IRREVOCABLE IN ACCORDANCE WITH THE PROVISIONS OF THE POWERS OF ATTORNEY ACT OF THE CAYMAN ISLANDS (REVISED).  The irrevocable proxy granted hereunder shall only terminate upon the termination of this Agreement.

(b)  No Transfer. Other than (x) pursuant to this Agreement, (y) upon the consent of SPAC or (z) by a Shareholder that is a Key Executive, to a Permitted Entity of such Shareholder (provided that such Permitted Entity shall enter into a written agreement, in form and substance reasonably satisfactory to SPAC, agreeing to be bound by this Agreement to the same extent as such transferring Shareholder was with respect to such transferred Subject Shares), from the date of this Agreement until the date of termination of this Agreement, such Shareholder shall not, directly or indirectly, (i) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any person other than pursuant to the Acquisition Merger, (ii) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, in each case, other than the Tan Proxies and other than as set forth in this Agreement or the voting and other arrangements under the Shareholders’ Agreement as of the date hereof, the ESOP as of the date hereof and as it may be amended as permitted under the Business Combination Agreement and the Company Charter as of the date hereof and as it may be amended with respect to the matters described in Section 6.1 of the Company Disclosure Letter or any other amendment approved by SPAC, (iii) take any action that would make any representation or warranty of such Shareholder herein untrue or incorrect, or have the effect of preventing or disabling such Shareholder from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying such Shareholder from performing any of its obligations hereunder.  Any action attempted to be taken in violation of the preceding sentence will be null and void.  Such Shareholder agrees with, and covenants to, SPAC, PubCo and the Company that such Shareholder shall not request that the Company register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares.

(c)  Waiver of Dissenters’ Rights.  The Shareholder hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 238 of the Companies Law of the Cayman Islands (2021 Revision) and any other similar statute in connection with the Acquisition Merger and the Business Combination Agreement.

(d)  New Shares.  In the event that prior to the Acquisition Closing (i) any Company Shares or other securities are issued or otherwise distributed to a Shareholder pursuant to any stock dividend or distribution, or any change in any of the Ordinary Shares, Preferred Shares or other share capital of the Company by reason of any stock split-up, recapitalization, combination, exchange of shares or the like, (ii) a Shareholder acquires legal or beneficial ownership of any Company Shares after the date of this Agreement, including upon exercise of options or settlement of RSUs or (iii) a Shareholder acquires the right to vote or share in the voting of any Company Share after the date of this Agreement (together the “New Securities”), the terms “Subject Shares” shall be deemed to refer to and include such New Securities (including all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

Section 6.  Shareholder Lock-Up.  Subject to the consummation of the Acquisition Closing, each Shareholder covenants and agrees not to, during the Applicable Period, without the prior written consent of the board of directors of PubCo, Transfer any PubCo Ordinary Shares held by it (or which it is entitled to receive by virtue of the Acquisition Merger) immediately after the Acquisition Effective Time, any PubCo Ordinary Shares received upon the exercise of Assumed Options or Assumed Key Executive Options, any PubCo Ordinary Shares received upon settlement of Converted RSU Awards or Converted Key Executive RSU Awards, or any securities convertible into or exercisable or exchangeable for PubCo Ordinary Shares held by it immediately after the Acquisition Effective Time (the “Lock-Up Shares” and the actions specified above collectively, “Lock-Up Transfer”) during the Applicable Period insofar as it relates to the applicable Lock-Up Shares; provided, however, that the foregoing shall not apply to (i) Lock-Up Transfers (A) by gift to members of an individual’s Immediate Family or to a trust or foundation, the beneficiary of which is a member of one of the individual’s Immediate Family or the individual itself, (B) to an Affiliate of such Person, (C) by gift to a charitable organization or to a charitable foundation, or (D) by gift to the GrabForGood Fund; (ii) Lock-Up Transfers by virtue of laws of descent and distribution upon death of the individual; (iii) Lock-Up Transfers by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement; (iv) Lock-Up Transfers to a partnership, limited liability company or other entity of which such Shareholder and/or the Immediate Family of such Shareholder are the legal owner of all of the outstanding equity securities or similar interests; (v) Lock-Up Transfers relating to PubCo Ordinary Shares or other securities convertible into or exercisable or exchangeable for PubCo Ordinary Shares acquired in open market transactions after the Acquisition Closing; (vi) the exercise of stock options or warrants to purchase PubCo Ordinary Shares or the issuance of PubCo Ordinary Shares in settlement of RSUs or the vesting of compensatory awards of PubCo Ordinary Shares and any related transfer of PubCo Ordinary Shares to PubCo in connection therewith (A) deemed to occur upon the “cashless” or “net” exercise of such options or warrants or “net settlement” of RSUs or (B) for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the settlement of such RSUs, the vesting of such options, warrants or RSUs, or as a result of the vesting of such PubCo Ordinary Shares, it being understood that all PubCo Ordinary Shares received upon such exercise, settlement, vesting or transfer will remain subject to the restrictions of this Section 6 during the Applicable Period insofar as it relates to the applicable Lock-Up Shares; (vii) the entry by such Shareholder into any trading plan providing for the sale of PubCo Ordinary Shares meeting the requirements of Rule 10b5-1(c) under the Exchange Act, provided that such plan does not provide for, or permit, the sale of any PubCo Ordinary Shares during the Applicable Period insofar as it relates to the applicable Lock-Up Shares and no public announcement or filing is voluntarily made or required regarding such plan during the Applicable Period insofar as it relates to the applicable Lock-Up Shares; (viii) Lock-Up Transfers in the event of completion of a liquidation, merger, exchange of stock or other similar transaction which results in all of PubCo’s security holders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property; (ix) Lock-Up Transfers to a Permitted Entity, (x) pledges of Lock-Up Shares by a holder thereof that create a mere security interest in such Lock-Up Shares pursuant to a bona fide loan or indebtedness transaction so long as such holder or Tan continues to control the exercise of the voting rights of such pledged Lock-Up Shares (as well as any foreclosure on such pledged Lock-Up Shares so long as the transferee in such foreclosure agrees to become a party to this Agreement and be bound by all obligations applicable to a Shareholder), (xi) in the case of an entity, a Lock-Up Transfer (Y) to another entity that is an affiliate (as defined in Rule 405 under the Securities Act) of such Shareholder, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with such Shareholder or affiliates of such Shareholder or who shares a common investment advisor with the undersigned or (Z) as part of a distribution to members, partners or shareholders of such Shareholder, (xii) in the case of an entity that is a trust, Lock-Up Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust; and (xiii) in the case of an entity, Lock-Up Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; provided, further, however, that in the case of (1) clauses (i) through (iv), (2) clause (viii) in case the securities received are listed on a national securities exchange and (3) clauses (ix) through (xiii), these permitted transferees shall enter into a written agreement, in substantially the form of this Section 6, agreeing to be bound by these Lock-Up Transfer restrictions insofar as they related to the applicable Lock-Up Shares prior to such Lock-Up Transfer, and provided, further that in the case of clause (x), such agreement shall only take effect in the event that the transferee takes possession of the Lock-Up Shares as a result of foreclosure. For purposes of this Section 6: “Immediate Family” shall mean a spouse, former spouse, domestic partner, child (including by adoption), father, mother, brother or sister of the undersigned, and lineal descendant (including by adoption) of the applicable Shareholder or of any of the foregoing persons; “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act; “Other ExCo Members” means Peter Oey and Chin Yin Ong; and the “Applicable Period” shall be:

(a)  the period commencing on the Acquisition Closing Date and ending on the third anniversary thereof for PubCo Ordinary Shares received by a Key Executive upon settlement of Converted Key Executive Restricted Stock Awards granted with specific view to the Transactions;

(b)  the period commencing on the Acquisition Closing Date and ending on the first anniversary thereof for PubCo Ordinary Shares received by Other ExCo Members upon settlement of Converted RSU Awards granted with specific view to the Transactions;

(c)  the period commencing on the Acquisition Closing Date and ending 180 days after the Acquisition Closing Date, for all other PubCo Ordinary Shares received by any Shareholder (except to the extent set forth otherwise in clauses (a) and (b) of this definition in respect of the Key Executives and the Other ExCo Members), in the following proportion: (1) 50% of such PubCo Ordinary Shares shall be released from the restrictions set forth in this Section 6 (x) five days after the first earnings release of PubCo after the Acquisition Closing Date, if the closing price per share of PubCo Class A Ordinary Shares exceeds $12.50 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any five trading days within the ten consecutive trading day period preceding such earnings release or (y) if the closing price per share of PubCo Class A Ordinary Shares exceeds $12.50 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any five trading days within any ten consecutive trading day period after such earnings release referred to in the preceding clause (x), five days after such fifth trading day, and (2) the remaining of such PubCo Ordinary Shares shall be released from the restrictions set forth in this Section 6 on the 180th day after the Acquisition Closing Date.

Section 7.  Termination of Shareholders’ Agreement and Side Letters.  The Shareholders and the Company hereby agree that, in accordance with the terms thereof, (i) the Shareholders’ Agreement and (ii) each side letter with respect to the Shareholders’ Agreement or any subscription agreement in respect of any Subject Shares (except, for the avoidance of doubt, to the extent that the subject matter thereof is a commercial collaboration or cooperation in respect of one or more specific products or services) that may exist as of the Acquisition Effective Time between the Company or any of its Subsidiaries, on the one hand, and such Shareholder or any of such Shareholder’s Affiliates, on the other hand (each such side letter, a “Side Letter”), are each hereby terminated effective upon the consummation of the Acquisition Closing, and thereupon shall be of no further force or effect, without any further action on the part of any of the Shareholders or the Company, and neither the Company, the Shareholders, nor any of their respective affiliates or subsidiaries shall have any further rights, duties, liabilities or obligations thereunder and each Shareholder and the Company hereby releases in full any and all claims with respect thereto.

Section 8.  Termination.  This Agreement shall terminate upon the earliest of (i) the Acquisition Effective Time (provided, however, that upon such termination, Section 6 shall survive in accordance with its terms, and Section 5(c), Section 7, this Section 8 and Section 9, shall survive indefinitely) and (ii) the termination of the Business Combination Agreement in accordance with its terms, and upon such termination, no party shall have any liability hereunder other than for its willful and material breach of this Agreement prior to such termination.

Section 9.  Additional Matters.  (a) Each Shareholder shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as SPAC, the Company or PubCo may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and the other Transaction Documents and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Shareholders’ Agreement, the Company Charter, the Cayman Act or any Side Letter which would impede, disrupt, prevent or otherwise adversely affect the consummation of the Acquisition Merger or any other Transaction.  Without limiting the generality of the foregoing, each Shareholder hereby agrees by virtue of signing this Agreement that (i) such Shareholder hereby approves, adopts and consents to any class vote set forth in Section 3.4 of the Company Disclosure Letter delivered under the Business Combination Agreement, the Acquisition Merger, the Business Combination Agreement, the other Transaction Documents to which the Company is or will be a party and the transactions contemplated thereby and (ii) waives any and all individual approval or consent rights such Shareholder may have under the Shareholders’ Agreement, the Company Charter, the Cayman Act or any Side Letter with respect to the Business Combination Agreement, the other Transaction Documents to which the Company is or will be a party, the Acquisition Merger or any other Transaction contemplated by any of the foregoing.

(b) Neither the Company nor PubCo shall amend or waive any lock-up restriction agreed with the Lock-up Shareholders hereunder, or otherwise approve a Transfer hereunder, unless the Company or PubCo, as the case may be, extends such amendment, approval and/or waiver to all Shareholders party hereto, under the same terms and conditions (including, for the avoidance of doubt, the timing of any release from such lock-up restriction) and on a pro rata basis. The Company and PubCo shall provide at least five business day advance written notice to all Lock-up Shareholders of any such amendment, approval or waiver.

Section 10.  General Provisions.

b)  Capacity as Shareholder.  Each Shareholder signs this Agreement solely in such Shareholder’s capacity as a shareholder of the Company, and not in such Shareholder’s capacity as a director or officer of the Company, if applicable.

(b)  Notice.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to SPAC, the Company or PubCo in accordance with Section 11.3 of the Business Combination Agreement and to each Shareholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(c)  Miscellaneous.  The provisions of Section 1.3 and Article XI of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above, as a Deed.

EXECUTED AS A DEED for and on behalf of:

For Shareholders which are Entities:	For Shareholders who are Natural Persons:

Name of Entity as stated in its Charter	Name:

By	By
Title:	Title:

In the presence of:	In the presence of:

Witness:	Witness:

Name:	Name:
Title:	Title:

[Signature Page to Voting, Support and Lock-Up Agreement and Deed No. 1]

EXECUTED AS A DEED for and on behalf of:

ALTIMETER GROWTH CORP.

By
Name:
Title:

In the presence of:

Witness:

Name:
Title:

[Signature Page to Voting, Support and Lock-Up Agreement and Deed No. 1]

EXECUTED AS A DEED for and on behalf of:

GRAB HOLDINGS INC.

By
Name:
Title:

In the presence of:

Witness:

Name:
Title:

[Signature Page to Voting, Support and Lock-Up Agreement and Deed No. 1]

EXECUTED AS A DEED for and on behalf of:

J1 HOLDINGS INC.

By
Name:
Title:

In the presence of:

Witness:

Name:
Title:

[Signature Page to Voting, Support and Lock-Up Agreement and Deed No. 1]

ANNEX I

Spousal Consent

The undersigned represents and warrants that the undersigned is the spouse of:

Name of Shareholder

and that the undersigned is familiar with the terms of the Voting, Support and Lock-Up Agreement and Deed (the “Agreement”), dated as of April ___, 2021, among Altimeter Growth Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands, J1 Holdings Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands, Grab Holdings Inc. , an exempted company limited by shares incorporated under the laws of the Cayman Islands, the undersigned’s spouse, and any other parties signatory thereto and the terms of the Business Combination Agreement dated as of April ____, 2021 among the Grab Holdings Inc., Altimeter Growth Corp., J2 Holdings Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands, J3 Holdings Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands, and J1 Holdings Inc. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest or quasi community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest or quasi community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

EXECUTED AS A DEED for and on behalf of:

Dated: , 2021
Name:

Witness: